                                                                    EXHIBIT 99.3

                                 June 26, 1998


Global Crossing Ltd.
Wessex House
45 Reid Street
Hamilton HM12, Bermuda

Ladies and Gentlemen:

     I hereby consent to the reference to me and of my becoming a Director of Global Crossing Ltd. in the Registration Statement on Form S-1 of Global Crossing Ltd. (file no. 333-53393) filed on May 22, 1998 with the Securities and Exchange Commission.


                                                  Sincerely yours,

                                                  /s/ Toshiaki Oqasawara
                                                  ______________________________